UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21662

CAPSTONE CHURCH CAPITAL FUND
(Exact name of Registrant as Specified in Charter)

3700 W. Sam Houston Parkway South, Suite 250
Houston, Texas 77042

(Address of principal executive offices)(Zip code)

Edward L. Jaroski
3700 W. Sam Houston Parkway South, Suite 250
Houston, Texas 77042

(Name and Address of Agent for Service)

Copies to:
David J. Harris
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

Registrant's telephone number, including Area Code: (800) 262-6631

Date of fiscal year end: September 30

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

March 31, 2013 (Unaudited)

Capstone Church Capital Fund

Semi-Annual Report

Semi-Annual Report

Capstone Church Capital Fund   (XCBFX)

March 31, 2013

CHURCH CAPITAL FUND

Dear Shareholder:

We are pleased to present the Semi-Annual Report for the Capstone Church Capital Fund (the “Fund”) for the period ending March 31, 2013. The Fund is an investment company focused on investing in church bonds and church mortgage loans. The Semi-Annual Report includes detailed information about the Fund, including performance information, portfolio holdings, financial statements and comments from the portfolio manager regarding the fixed income market and outlook.

The objective of the Fund is to provide a high level of current income with investments primarily in church bonds and church mortgage loans.

Fixed Income Market Overview

The fixed income market was roiled by several worldwide events in 2012.  Greece and Italy continued to be a concern but Cypress was added to that list as their banking industry teetered on the edge of collapse.  The Chinese economy started to exhibit cracks as their vibrant economy began to slow.  As each new crisis appeared, U.S. Treasuries advanced but the extremely low rates had investors always looking for alternatives.  This translated into a very volatile market with rates vacillating throughout the year.  The beneficiaries of this volatility were lower rated bonds as the non-investment sector had their best returns in years.  Non-investment grade bonds now trade at their lowest rates ever.  Government policies will probably lead to higher rates but in the near term, the Fed has indicated that it will not be raising rates soon.

Performance

The Capstone Church Capital Fund produced a 4.37% and -9.46% total return at Net Asset Value for the six month and twelve month periods ending March 31, 2013.  The Barclays Capital U.S. Credit Index returned 0.957% and 7.47% for the six month and twelve month periods ending March 31, 2013.

The Capstone Church Capital Fund performance reflects valuation procedures that utilize real estate sales and appraisals to assist with determining the value of underperforming and non performing bonds.  The returns reflect the very slight improvement that is occurring in the U.S. real estate market coupled with the low rates in the bond market.

For the quarters ending March 31, 2013 and December 31, 2012, the Fund paid dividends of $0.01 per share and $0.27 per share, respectively.

Outlook

The current bonds are benefitting from the improvement in the overall bond market while the underperforming and non performing bonds, which are priced based on valuations of the underlying real estate, are benefitting from improvement in U.S. real estate valuations. Even with the improvement, real estate valuations are still at historically low levels.   The fallout from the weak economy continues to make it difficult for churches to meet obligations that were incurred during better times.  We are working with churches in our portfolio to restructure obligations where we can so the churches can continue their missions and still make progress on their obligations.  This is a difficult process and will take time.   As we have noted before, the difficult economic times made it very difficult for churches to meet their obligations.  While it is impossible to predict, it will likely be several years for the church bond market to fully recover.

The Fund continues to be closed to new share sales.

Thank you for selecting the Capstone Church Capital Fund

For more information about the Capstone Church Capital Fund, we invite you to contact us at 800-262-6631. You may also visit our website at www.capstonechurchcapitalfund.com.  We value your business, and we look forward to servicing your investment needs for many years to come.

Sincerely,

Edward L. Jaroski

President

Capstone Church Capital Fund

Claude C. Cody IV

Senior Vice President/Portfolio Manager

Capstone Church Capital Fund

Capstone Church Capital Fund
State Sector Diversification
March 31, 2013 (Unaudited)

The table below sets forth the diversification of the Capstone Church Capital Fund investments by State.

State Diversification - Bonds and Mortgages		Percent*
	Alabama	1.27%
	Arizona	2.12%
	California	15.71%
	Connecticut	1.38%
	Florida	17.71%
	Georgia	7.01%
	Illinois	2.83%
	Indiana	4.25%
	Louisiana	4.38%
	Maryland	0.10%
	Massachusetts	2.76%
	Michigan	0.12%
	Nevada	0.99%
	New Jersey	4.04%
	North Carolina	0.12%
	Ohio	1.73%
	Pennsylvania	1.57%
	Rhode Island	3.01%
	Tennessee	2.15%
	Texas	13.63%
	Virginia	0.03%
	Washington	1.62%
	Washington, DC	0.42%
	Total Bonds and Mortgages	88.95%
Other
	Short-Term Investments	6.03%
	Open-End Mutual Fund	4.40%
	Other	0.62%
		100.00%

* Percentages indicated are based on total net assets as of March 31, 2013.

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Schedule of Investments
March 31, 2013 (Unaudited)

Shares/Principal Amount			Fair Value

CHURCH MORTGAGE BONDS (a)

Alabama		1.27%
	East Memorial Baptist Church
124,000	7.80%, 04/15/2026		$111,141
32,000	7.80%, 10/15/2025		28,758
	First Baptist Church of Irondale
22,000	7.50%, 04/10/2017		22,583
23,000	7.50%, 10/10/2017		23,361
24,000	7.50%, 04/10/2018		24,134
25,000	7.50%, 04/10/2019		25,152
28,000	7.50%, 04/10/2020		27,731
30,000	7.50%, 04/10/2021		28,833
25,000	7.50%, 10/10/2018		25,153
27,000	7.50%, 10/10/2019		26,981
28,000	7.50%, 10/10/2020		27,404
32,000	8.00%, 04/10/2022		29,555
31,000	8.00%, 10/10/2021		29,543
Arizona		2.12%
	First Southern Baptist Church of Lake Havasu, Inc. (c) (d)
32,000	7.60%, 03/19/2028		20,550
38,000	7.60%, 03/19/2029		24,191
41,000	7.60%, 03/19/2030		26,101
44,000	7.60%, 03/19/2031		28,010
48,000	7.60%, 03/19/2032		30,557
51,000	7.60%, 03/19/2033		32,467
55,000	7.60%, 03/19/2034		35,013
60,000	7.60%, 03/19/2035		38,196
64,000	7.60%, 03/19/2036		40,742
70,000	7.60%, 03/19/2037		44,562
75,000	7.60%, 03/19/2038		47,745
37,000	7.60%, 09/19/2028		23,554
40,000	7.60%, 09/19/2029		25,464
43,000	7.60%, 09/19/2030		27,374
46,000	7.60%, 09/19/2031		29,284
50,000	7.60%, 09/19/2032		31,830
54,000	7.60%, 09/19/2033		34,376
58,000	7.60%, 09/19/2034		36,923
62,000	7.60%, 09/19/2035		39,469
42,000	7.60%, 09/19/2036		26,737
72,000	7.60%, 09/19/2037		45,835
24,000	8.00%, 03/19/2023		15,382
25,000	8.00%, 09/19/2023		16,027
California		12.46%
	First Baptist Church of Clovis
81,000	7.30%, 04/15/2035		60,815
88,000	7.30%, 04/15/2036		65,322
78,000	7.30%, 10/15/2034		58,906
84,000	7.30%, 10/15/2035		62,706
	Revival Pentecostal Tabernacle of San Diego
42,000	7.30%, 06/15/2033		32,218
45,000	7.30%, 06/15/2034		34,110
41,000	7.30%, 12/15/2032		31,660
44,000	7.30%, 12/15/2033		33,559
48,000	7.30%, 12/15/2034		36,173
	San Bernardino Church of God Christian Centre (c) (d)
68,000	8.30%, 03/15/2024		42,112
73,000	8.30%, 09/15/2025		45,209
	Sonrise Baptist Church of Clovis (c) (d)
9,000	7.60%, 01/15/2030		4,892
32,000	7.60%, 01/15/2031		17,395
35,000	7.60%, 01/15/2032		19,026
37,000	7.60%, 01/15/2033		20,113
40,000	7.60%, 01/15/2034		21,744
43,000	7.60%, 01/15/2035		23,375
46,000	7.60%, 01/15/2036		25,006
50,000	7.60%, 01/15/2037		27,180
54,000	7.60%, 01/15/2038		29,354
1,000	7.60%, 07/15/2028		544
1,000	7.60%, 07/15/2030		544
33,000	7.60%, 07/15/2031		17,939
36,000	7.60%, 07/15/2032		19,570
13,000	7.60%, 07/15/2033		7,067
42,000	7.60%, 07/15/2034		22,831
45,000	7.60%, 07/15/2035		24,462
49,000	7.60%, 07/15/2036		26,636
52,000	7.60%, 07/15/2037		28,267
31,000	7.60%, 07/15/2038		16,852
	Trinity Southern Baptist Church of Livermore, California
111,000	7.30%, 03/18/2030		90,343
143,000	7.30%, 03/18/2032		111,597
153,000	7.30%, 03/18/2034		116,356
48,000	7.20%, 09/18/2019		47,309
53,000	7.20%, 09/18/2020		51,129
128,000	7.30%, 09/18/2030		103,142
148,000	7.30%, 09/18/2032		114,670
159,000	7.30%, 09/18/2033		121,635
	Victory Christian Center of the Desert, Inc. (c) (d)
31,000	8.40%, 04/15/2021		26,400
34,000	8.40%, 04/15/2022		28,801
36,000	8.40%, 04/15/2023		30,510
40,000	8.40%, 04/15/2024		33,912
43,000	8.40%, 04/15/2025		36,468
47,000	8.40%, 04/15/2026		39,875
51,000	8.40%, 04/15/2027		43,284
55,000	8.40%, 04/15/2028		46,299
60,000	8.40%, 04/15/2029		50,508
65,000	8.40%, 04/15/2030		54,717
70,000	8.40%, 04/15/2031		58,926
76,000	8.40%, 04/15/2032		63,977
83,000	8.40%, 04/15/2033		69,869
90,000	8.40%, 04/15/2034		75,762
30,000	8.40%, 10/15/2020		25,677
32,000	8.40%, 10/15/2021		27,264
35,000	8.40%, 10/15/2022		29,655
38,000	8.40%, 10/15/2023		32,209
41,000	8.40%, 10/15/2024		34,768
45,000	8.40%, 10/15/2025		38,174
48,000	8.40%, 10/15/2026		40,733
53,000	8.40%, 10/15/2027		44,986
57,000	8.40%, 10/15/2028		47,983
62,000	8.40%, 10/15/2029		52,192
68,000	8.40%, 10/15/2030		57,242
74,000	8.40%, 10/15/2031		62,293
80,000	8.40%, 10/15/2032		67,344
87,000	8.40%, 10/15/2033		73,237
69,000	8.40%, 10/15/2034		58,084
	"The Well" Ministry of Rescue (c) (d)
21,000	8.40%, 05/15/2020		20,297
23,000	8.40%, 05/15/2021		22,124
25,000	8.40%, 05/15/2022		24,060
27,000	8.40%, 05/15/2023		25,996
22,000	8.40%, 11/15/2020		21,274
24,000	8.40%, 11/15/2021		23,232
26,000	8.40%, 11/15/2022		25,028
28,000	8.40%, 11/15/2023		26,964
	The United Pentecostal Church of Modesto, Inc. (c) (d)
43,000	7.50%, 05/21/2021		29,932
45,000	7.50%, 05/21/2022		31,136
20,000	7.50%, 11/21/2020		13,998
43,000	7.50%, 11/21/2021		29,941
53,000	7.60%, 05/21/2024		36,946
56,000	7.60%, 05/21/2025		39,054
62,000	7.60%, 05/21/2026		43,251
66,000	7.60%, 05/21/2027		46,061
71,000	7.60%, 05/21/2028		49,125
89,000	7.60%, 05/21/2031		61,579
96,000	7.60%, 05/21/2032		66,422
103,000	7.60%, 05/21/2033		71,266
112,000	7.60%, 05/21/2034		77,493
51,000	7.60%, 11/21/2023		35,542
55,000	7.60%, 11/21/2024		38,346
59,000	7.60%, 11/21/2025		41,152
69,000	7.60%, 11/21/2027		48,162
73,000	7.60%, 11/21/2028		50,509
86,000	7.60%, 11/21/2030		59,503
92,000	7.60%, 11/21/2031		63,655
99,000	7.60%, 11/21/2032		68,498
115,000	7.60%, 11/21/2034		79,569
Connecticut		1.38%
	Full Gospel Foundation Building Ministries International
19,000	7.50%, 01/21/2021		18,474
21,000	7.50%, 01/21/2022		18,967
22,000	7.50%, 01/21/2023		19,468
24,000	7.50%, 07/21/2023		21,156
23,000	7.60%, 01/21/2026		20,295
30,000	7.60%, 01/21/2027		26,313
32,000	7.60%, 01/21/2028		27,901
35,000	7.60%, 01/21/2029		29,995
38,000	7.60%, 01/21/2030		31,958
40,000	7.60%, 01/21/2031		33,004
43,000	7.60%, 01/21/2032		34,753
29,000	7.60%, 07/21/2026		25,511
33,000	7.60%, 07/21/2028		28,545
36,000	7.60%, 07/21/2029		30,564
39,000	7.60%, 07/21/2030		32,491
42,000	7.60%, 07/21/2031		34,322
45,000	7.60%, 07/21/2032		36,085
Florida		17.71%
	Abyssinia Missionary Baptist Church Ministries, Inc. (c) (d)
257,000	7.50%, 03/15/2027		169,080
212,000	7.50%, 03/15/2028		139,517
187,000	7.50%, 03/15/2029		121,980
290,000	7.50%, 03/15/2030		189,167
91,000	7.50%, 03/15/2031		59,359
166,000	7.50%, 09/15/2027		109,228
120,000	7.50%, 09/15/2028		78,276
145,000	7.50%, 09/15/2029		94,583
332,000	7.50%, 09/15/2030		216,564
	Bethel Baptist Institutional Church, Inc. (c) (d)
150,000	7.80%, 01/21/2021		58,350
75,000	7.90%, 01/21/2026		29,070
523,000	7.90%, 01/21/2030		201,093
124,000	7.90%, 07/21/2023		48,013
251,000	7.90%, 07/21/2025		97,263
129,000	7.90%, 07/21/2026		50,000
171,000	7.90%, 07/21/2027		66,314
218,000	7.90%, 07/21/2028		83,821
259,000	7.90%, 07/21/2030		99,586
	Celebration Baptist Church of Jacksonville, Florida, Inc. (c) (d)
17,000	8.10%, 06/15/2015		17,287
33,000	8.20%, 12/15/2015		33,304
29,000	8.40%, 12/15/2029		28,849
69,000	8.40%, 06/15/2021		69,041
74,000	8.40%, 06/15/2022		74,081
10,000	8.40%, 06/15/2025		10,023
24,000	8.40%, 06/15/2027		24,072
199,000	8.40%, 06/15/2034		197,965
65,000	8.40%, 12/15/2020		65,390
71,000	8.40%, 12/15/2021		71,497
71,000	8.40%, 12/15/2022		71,092
23,000	8.40%, 12/15/2026		23,064
32,000	8.40%, 12/15/2030		31,834
117,000	8.40%, 12/15/2032		116,392
84,000	8.40%, 12/15/2033		83,563
70,000	8.40%, 12/15/2034		69,636
	Lifepoint Community Church of Tampa Bay, Inc.
71,000	8.40%, 04/20/2019		74,500
78,000	8.40%, 04/20/2020		81,034
84,000	8.40%, 04/20/2021		85,058
99,000	8.40%, 04/20/2023		93,050
108,000	8.40%, 04/20/2024 (e)		101,790
44,000	8.40%, 10/20/2018		46,059
75,000	8.40%, 10/20/2019		78,383
82,000	8.40%, 10/20/2020		84,403
89,000	8.40%, 10/20/2021		86,864
86,000	8.40%, 10/20/2022		81,175
43,000	8.40%, 10/20/2025		40,540
25,000	8.40%, 04/20/2031		22,232
100,000	8.40%, 10/20/2030 (e)		89,630
	Manifestations Worldwide, Inc.
29,000	7.60%, 03/17/2025		25,738
31,000	7.60%, 03/17/2026		27,339
33,000	7.60%, 03/17/2027		28,931
36,000	7.60%, 03/17/2028		31,356
38,000	7.60%, 03/17/2029		32,486
41,000	7.60%, 03/17/2030		34,399
44,000	7.60%, 03/17/2031		36,230
48,000	7.60%, 03/17/2032		38,683
52,000	7.60%, 03/17/2033		41,361
56,000	7.60%, 03/17/2034		44,044
60,000	7.60%, 03/17/2035		46,662
65,000	7.60%, 03/17/2036		50,005
70,000	7.60%, 03/17/2037		53,291
76,000	7.60%, 03/17/2038		57,638
8,000	7.60%, 09/17/2024		7,102
29,000	7.60%, 09/17/2025		25,653
33,000	7.60%, 09/17/2026		29,017
34,000	7.60%, 09/17/2027		29,716
38,000	7.60%, 09/17/2028		32,790
41,000	7.60%, 09/17/2029		34,723
44,000	7.60%, 09/17/2030		36,560
47,000	7.60%, 09/17/2031		38,291
51,000	7.60%, 09/17/2032		40,820
54,000	7.60%, 09/17/2033		42,709
59,000	7.60%, 09/17/2034		46,138
63,000	7.60%, 09/17/2035		48,730
68,000	7.60%, 09/17/2036		52,027
73,000	7.60%, 09/17/2037		55,473
79,000	7.60%, 09/17/2038		59,835
	Iglesia Cristiana La Nueva Jerusalem, Inc. (c) (d)
100,000	7.50%, 02/5/2031		91,100
54,000	7.50%, 08/5/2029		49,216
146,000	7.50%, 02/5/2029		133,079
112,000	7.50%, 02/5/2027		103,029
	Philadelphia Haitian Baptist Church of Orlando, Inc. (c) (d)
33,000	7.70%, 05/28/2013		15,381
26,000	7.70%, 11/28/2012		12,145
34,000	7.70%, 11/28/2013		15,973
35,000	7.80%, 05/28/2014		16,516
63,000	8.40%, 05/28/2021		29,446
68,000	8.40%, 05/28/2022		31,600
30,000	8.40%, 05/28/2024		14,040
86,000	8.40%, 05/28/2025		40,265
93,000	8.40%, 05/28/2026		43,561
154,000	8.40%, 05/28/2032		71,564
64,000	8.40%, 11/28/2021		29,920
32,000	8.40%, 11/28/2023		14,870
33,000	8.40%, 11/28/2024		15,447
91,000	8.40%, 11/28/2025		42,615
98,000	8.40%, 11/28/2026		45,903
42,000	8.40%, 11/28/2031		19,517
156,000	8.40%, 11/28/2032		72,493
	Truth For Living Ministries, Inc. (c) (d)
78,000	7.80%, 03/15/2024		37,838
81,000	7.80%, 09/15/2024		39,293
36,000	7.80%, 09/15/2027		17,615
49,000	7.80%, 03/15/2028		23,981
Georgia		5.03%
	Bible Baptist Church of Newnan, Inc. (c) (d)
32,000	7.60%, 03/01/2015		9,613
33,000	7.70%, 09/01/2015		9,920
11,000	7.80%, 09/01/2018		3,278
39,000	7.80%, 03/01/2018		11,610
46,000	7.80%, 03/01/2020		13,671
50,000	7.80%, 03/01/2021		14,875
45,000	7.80%, 09/01/2019		13,365
48,000	7.80%, 09/01/2020		14,275
50,000	7.90%, 03/01/2023		14,805
56,000	7.90%, 09/01/2022		16,576
38,000	7.90%, 03/01/2034		11,176
159,000	7.90%, 03/01/2036		46,762
89,000	7.90%, 09/01/2035		26,451
64,000	7.90%, 09/01/2036		19,021
54,000	8.00%, 03/01/2022		16,081
51,000	8.00%, 09/01/2021		15,183
	Victory Baptist Church of Loganville, Inc
67,000	7.90%, 01/15/2030		58,049
72,000	7.90%, 01/15/2031		61,258
78,000	7.90%, 01/15/2032		65,068
84,000	7.90%, 01/15/2033		69,115
90,000	7.90%, 01/15/2034		73,251
98,000	7.90%, 01/15/2035		78,910
106,000	7.90%, 01/15/2036		84,471
115,000	7.90%, 01/15/2037		90,712
123,000	7.90%, 01/15/2038		96,604
69,000	7.90%, 07/15/2030		59,250
74,000	7.90%, 07/15/2031		62,389
81,000	7.90%, 07/15/2032		67,036
87,000	7.90%, 07/15/2033		71,175
95,000	7.90%, 07/15/2034		76,893
101,000	7.90%, 07/15/2035		80,911
110,000	7.90%, 07/15/2036		87,219
119,000	7.90%, 07/15/2037		93,629
129,000	7.90%, 07/15/2038		101,188
42,000	8.00%, 01/15/2024		38,430
40,000	8.00%, 07/15/2023		36,576
Illinois		2.83%
	First Baptist Church of Melrose Park (c) (d)
35,000	7.80%, 06/12/2019		35,158
37,000	7.80%, 06/12/2020		37,211
41,000	7.80%, 06/12/2021		41,033
45,000	7.80%, 06/12/2022		44,766
37,000	7.80%, 12/12/2019		37,189
40,000	7.80%, 12/12/2020		40,252
42,000	7.80%, 12/12/2021		42,046
51,000	7.90%, 06/12/2024		51,112
56,000	7.90%, 06/12/2025		56,146
43,000	7.90%, 06/12/2030		42,776
112,000	7.90%, 06/12/2034		111,418
50,000	7.90%, 12/12/2023		50,100
54,000	7.90%, 12/12/2024		54,130
86,000	7.90%, 12/12/2030		85,553
24,000	7.90%, 12/12/2033		23,875
117,000	7.90%, 12/12/2034		116,392
48,000	8.00%, 06/12/2023		48,082
45,000	8.00%, 12/12/2022		45,067
Indiana		4.25%
	Madison Park Church of God, Inc. (c) (d)
70,000	7.90%, 01/31/2024		53,900
100,000	7.90%, 01/31/2025		77,030
100,000	7.90%, 01/31/2026		77,060
50,000	7.90%, 01/31/2027		38,540
100,000	7.90%, 01/31/2028		77,110
193,000	7.90%, 01/31/2029		147,529
169,000	7.90%, 01/31/2032		129,184
151,000	7.90%, 07/31/2025		116,330
95,000	7.90%, 07/31/2029		72,618
306,000	7.90%, 07/31/2031		233,906
196,000	8.00%, 01/31/2023		150,842
189,000	8.00%, 07/31/2022		145,417
	Mizpah, Inc. Ebenezer Missionary Baptist Church (c) (d)
27,000	7.90%, 06/22/2033		9,998
29,000	7.90%, 06/22/2034		10,739
32,000	7.90%, 06/22/2035		11,850
34,000	7.90%, 06/22/2036		12,590
38,000	7.90%, 06/22/2037		14,071
24,000	7.90%, 12/22/2031		8,887
26,000	7.90%, 12/22/2032		9,628
29,000	7.90%, 12/22/2033		10,739
31,000	7.90%, 12/22/2034		11,479
33,000	7.90%, 12/22/2035		12,220
36,000	7.90%, 12/22/2036		13,331
Louisiana		4.38%
	Living Way Apostolic Church, Inc.
43,000	7.80%, 04/20/2019		41,882
49,000	7.80%, 04/20/2021		44,943
44,000	7.80%, 10/20/2019		42,486
48,000	7.80%, 10/20/2020		44,938
52,000	7.80%, 10/20/2021		47,034
73,000	7.90%, 04/20/2026		62,291
79,000	7.90%, 04/20/2027		66,573
85,000	7.90%, 04/20/2028		69,853
47,000	7.90%, 04/20/2029		37,901
100,000	7.90%, 04/20/2030		78,930
103,000	7.90%, 04/20/2031		79,774
91,000	7.90%, 04/20/2032		69,824
126,000	7.90%, 04/20/2033		96,730
136,000	7.90%, 04/20/2034		104,516
70,000	7.90%, 10/20/2025		60,158
88,000	7.90%, 10/20/2028		71,641
96,000	7.90%, 10/20/2029		76,550
103,000	7.90%, 10/20/2030		80,525
15,000	7.90%, 10/20/2031		11,538
121,000	7.90%, 10/20/2032		92,855
141,000	7.90%, 10/20/2034		108,443
53,000	8.00%, 04/20/2022		48,002
56,000	8.00%, 10/20/2022		50,406
Maryland		0.10%
	Ark of Safety Christian Church, Inc. (c) (d)
40,000	8.00%, 04/15/2029		32,584
Massachusetts		2.76%
	Harvest Ministries of New England, Inc.
76,000	7.30%, 02/20/2028		64,402
83,000	7.30%, 02/20/2029		68,990
89,000	7.30%, 02/20/2030		72,517
95,000	7.30%, 02/20/2031		75,867
95,000	7.30%, 02/20/2033		73,197
118,000	7.30%, 02/20/2034		89,822
103,000	7.30%, 02/20/2035		77,466
75,000	7.30%, 08/20/2027		63,780
80,000	7.30%, 08/20/2028		67,152
85,000	7.30%, 08/20/2029		69,955
99,000	7.30%, 08/20/2031		78,250
63,000	7.30%, 08/20/2032		48,857
114,000	7.30%, 08/20/2033		87,278
Michigan		0.12%
	Living Bread Ministries, Inc. (c) (d)
10,000	7.50%, 02/15/2016		2,284
22,000	7.50%, 02/15/2017		5,005
24,000	7.50%, 02/15/2018		5,436
26,000	7.50%, 02/15/2019		5,899
21,000	7.50%, 08/15/2016		4,782
22,000	7.50%, 08/15/2017		4,976
24,000	7.50%, 08/15/2018		5,441
26,000	7.50%, 08/15/2019		5,876
New Jersey		1.98%
	International Faith Ministries, Inc. (c) (d)
13,000	7.90%, 05/10/2023		9,270
15,000	7.90%, 05/10/2024		10,701
16,000	7.90%, 05/10/2025		11,419
24,000	7.90%, 05/10/2028		16,997
27,000	7.90%, 05/10/2029		19,121
30,000	7.90%, 05/10/2030		21,246
33,000	7.90%, 05/10/2031		23,371
36,000	7.90%, 05/10/2032		25,495
40,000	7.90%, 05/10/2033		28,328
44,000	7.90%, 05/10/2034		31,161
48,000	7.90%, 05/10/2035		33,994
52,000	7.90%, 05/10/2036		36,826
61,000	7.90%, 05/10/2037		43,200
24,000	7.90%, 11/10/2023		17,119
26,000	7.90%, 11/10/2024		18,554
28,000	7.90%, 11/10/2025		19,989
22,000	7.90%, 11/10/2027		15,717
35,000	7.90%, 11/10/2028		24,787
37,000	7.90%, 11/10/2029		26,203
41,000	7.90%, 11/10/2030		29,036
33,000	7.90%, 11/10/2031		23,371
48,000	7.90%, 11/10/2032		33,994
56,000	7.90%, 11/10/2034		39,659
61,000	7.90%, 11/10/2035		43,200
66,000	7.90%, 11/10/2036		46,741
11,000	8.00%, 05/10/2022		7,841
22,000	8.00%, 11/10/2022		15,686
North Carolina		0.12%
	Accumulated Resources of Kindred Spirits (c) (d)
66,000	7.75%, 12/01/2009		40,128
Ohio		1.73%
	Worldwide Community Church (c) (d)
15,000	7.50%, 06/12/2018		5,307
60,000	7.50%, 12/12/2020		21,204
62,000	7.50%, 06/12/2021		21,787
65,000	7.50%, 12/12/2021		22,848
67,000	8.00%, 06/12/2022		23,551
70,000	8.00%, 12/12/2022		24,612
73,000	7.60%, 06/12/2023		25,674
75,000	7.60%, 12/12/2023		26,385
78,000	7.60%, 06/12/2024		27,448
82,000	7.60%, 12/12/2024		28,864
84,000	7.60%, 06/12/2025		29,568
109,000	7.60%, 06/12/2032		38,074
118,000	7.60%, 12/12/2029		41,217
127,000	7.60%, 12/12/2030		44,361
132,000	7.60%, 06/12/2031		46,108
148,000	7.60%, 12/12/2032		51,696
153,000	7.60%, 06/12/2033		53,443
159,000	7.60%, 12/12/2033		55,539
Pennsylvania		1.57%
	Impacting Your World Ministries, Inc.
26,000	7.20%, 03/10/2013		26,125
34,000	7.20%, 03/10/2014		34,360
34,000	7.20%, 09/10/2013		34,269
43,000	7.20%, 09/10/2014		43,529
43,000	7.30%, 03/10/2015		43,671
47,000	7.30%, 03/10/2016		47,056
46,000	7.30%, 09/10/2015		46,423
49,000	7.30%, 09/10/2016		48,838
51,000	7.40%, 03/10/2017		50,648
52,000	7.40%, 09/10/2017		51,293
55,000	7.50%, 03/10/2018		54,087
56,000	7.50%, 09/10/2018		54,443
Rhode Island		3.01%
	The Cathedral of Life Christian Assembly
7,000	7.60%, 08/15/2037		5,321
10,000	7.50%, 08/15/2016		10,226
11,000	7.50%, 08/15/2017		11,212
15,000	7.30%, 08/15/2014		15,105
23,000	7.50%, 02/15/2021		22,324
23,000	7.50%, 08/15/2020		22,611
25,000	7.50%, 02/15/2022		22,450
25,000	7.50%, 08/15/2021		23,408
26,000	8.00%, 08/15/2022		23,930
28,000	8.00%, 02/15/2023		25,648
35,000	7.60%, 08/15/2026		30,779
37,000	7.60%, 02/15/2027		32,442
39,000	7.60%, 08/15/2027		34,094
40,000	7.60%, 02/15/2028		34,864
41,000	7.60%, 08/15/2028		35,424
43,000	7.60%, 02/15/2029		36,804
45,000	7.60%, 08/15/2029		38,160
46,000	7.60%, 02/15/2030		38,635
48,000	7.60%, 08/15/2030		39,936
50,000	7.60%, 02/15/2031		41,200
52,000	7.60%, 08/15/2031		42,432
53,000	7.60%, 02/15/2032		42,771
58,000	7.60%, 02/15/2033		46,185
58,000	7.60%, 02/15/2037		44,173
60,000	7.60%, 08/15/2033		47,490
62,000	7.60%, 02/15/2034		48,806
62,000	7.60%, 08/15/2036		47,480
65,000	7.60%, 08/15/2034		50,876
67,000	7.60%, 02/15/2035		52,153
70,000	7.60%, 08/15/2035		54,187
Tennessee		2.15%
	Grace Christian Fellowship Church, Inc. (c) (d)
20,000	8.40%, 07/18/2029		8,246
21,000	8.40%, 04/18/2031		8,660
30,000	8.40%, 01/18/2029		12,369
34,000	8.40%, 07/18/2024		14,120
35,000	8.40%, 10/18/2028		14,434
38,000	8.40%, 07/18/2021		15,762
38,000	8.40%, 07/18/2031		15,667
39,000	8.40%, 10/18/2021		16,181
40,000	8.40%, 01/18/2022		16,696
41,000	8.40%, 04/18/2022		17,015
41,000	8.40%, 07/18/2022		17,015
42,000	8.40%, 10/18/2022		17,434
44,000	8.40%, 01/18/2023		18,264
44,000	8.40%, 04/18/2023		18,269
45,000	8.40%, 07/18/2023		18,684
46,000	8.40%, 10/18/2023		19,104
47,000	8.40%, 01/18/2024		19,514
47,000	8.40%, 04/18/2024		19,519
50,000	8.40%, 10/18/2024		20,770
51,000	8.40%, 01/18/2025		21,185
52,000	8.40%, 04/18/2025		21,606
52,000	8.40%, 04/18/2029		21,445
54,000	8.40%, 10/18/2025		22,442
56,000	8.40%, 01/18/2026		23,274
56,000	8.40%, 04/18/2026		23,274
58,000	8.40%, 10/18/2026		24,111
60,000	8.40%, 01/18/2027		24,942
75,000	8.40%, 10/18/2029		30,930
77,000	8.40%, 01/18/2030		31,747
78,000	8.40%, 04/18/2030		32,167
81,000	8.40%, 07/18/2030		33,396
81,000	8.40%, 10/18/2030		33,404
88,000	8.40%, 10/18/2031		36,291
100,000	8.40%, 04/18/2033		41,240
Texas		8.62%
	Friendship West Baptist Church, Inc.
200,000	7.40%, 06/15/2017		197,900
100,000	7.60%, 06/15/2018		97,740
	The Fellowship at Cinco Ranch, Inc.
25,000	7.20%, 03/19/2025		21,463
118,000	7.20%, 03/19/2026		100,501
72,000	7.20%, 03/19/2027		60,862
136,000	7.20%, 03/19/2028		114,036
146,000	7.20%, 03/19/2029		119,983
157,000	7.20%, 03/19/2030		126,432
49,000	7.20%, 03/19/2031		38,681
93,000	7.20%, 09/19/2025		79,515
122,000	7.20%, 09/19/2026		103,505
132,000	7.20%, 09/19/2027		111,157
141,000	7.20%, 09/19/2028		117,030
152,000	7.20%, 09/19/2029		123,652
162,000	7.20%, 09/19/2030		129,130
139,000	7.20%, 09/19/2031		108,490
94,000	8.00%, 03/19/2023		85,982
99,000	8.00%, 09/19/2023		90,536
	New Life Christian Ministry, Inc.
100,000	7.50%, 04/15/2024		88,120
20,000	7.80%, 06/15/2021		19,340
19,000	7.80%, 12/15/2020		18,856
23,000	7.90%, 06/15/2023		20,882
23,000	7.90%, 12/15/2022		20,960
24,000	7.90%, 12/15/2023		21,797
21,000	8.00%, 06/15/2022		19,362
21,000	8.00%, 12/15/2021		19,769
	Iglesia Templo Jerusalem
36,000	7.90%, 06/12/2033		29,470
37,000	7.90%, 12/12/2032		30,470
46,000	7.90%, 12/12/2027		41,234
48,000	7.90%, 06/12/2029		42,038
58,000	7.90%, 06/12/2028		51,649
60,000	7.90%, 12/12/2028		53,028
65,000	7.90%, 12/12/2029		56,407
68,000	7.90%, 06/12/2030		58,466
76,000	7.90%, 12/12/2033		61,872
79,000	7.90%, 12/12/2035		62,995
86,000	7.90%, 12/12/2036		67,897
93,000	7.90%, 06/12/2034		75,377
96,000	7.90%, 12/12/2034		77,357
100,000	7.90%, 06/12/2035		80,190
108,000	7.90%, 06/12/2036		85,709
Virginia		0.03%
	New Life Anointed Ministries International, Inc. (c) (d)
171,000	7.80%, 06/21/2020		1,727
64,000	7.80%, 06/21/2022		640
103,000	7.80%, 06/21/2024		1,030
100,000	7.80%, 12/21/2020		1,010
60,000	7.80%, 12/21/2023		600
142,000	7.80%, 12/21/2025		1,420
124,000	7.80%, 06/21/2023		1,240
115,000	7.80%, 12/21/2024		1,150
Washington		1.62%
	Cascade Christian Center of Skagit Valley (e)
642,450	3.50%, 10/20/2020		551,672
Washington, DC		0.42%
	Metropolitan Baptist (c) (d)
45,000	8.40%, 07/12/2018		12,155
77,000	8.20%, 01/12/2015		20,913
80,000	8.30%, 07/12/2015		21,776
98,000	8.40%, 01/12/2018		26,440
100,000	8.40%, 01/12/2027		26,670
130,000	8.40%, 01/12/2033		34,671

Total Church Mortgage Bonds (Cost $37,222,548)		75.66%	25,703,326

CHURCH MORTGAGE LOANS (b)

California		3.25%
	Mount Olive Missionary Baptist Church of Fresno (e)
946,923	3.50%, 08/01/2013		646,275
	The Sound of His Voice Christian Fellowship, Inc. (c) (d)
1,034,864	7.75%, 09/01/2037		456,168
Georgia		1.98%
	God First Breakthrough Ministries, Inc. (e)
1,074,166	6.50%, 03/01/2014		673,825
Nevada		0.99%
	Iglesia Christiana Verbo De Dios, Inc. (c) (e)
402,035	0.00%, 01/01/2014		336,020
New Jersey		2.06%
	Igreja Batista Do Calvario
753,098	8.75%, 08/01/2038		700,607
Texas		5.01%
	Pleasant Grove Missionary Baptist Foundation (c) (d)
1,711,033	7.50%, 08/01/2033		1,702,478

Total Church Mortgage Loans (Cost $5,922,119)		13.29%	4,515,373

OPEN-END MUTUAL FUND		4.40%

137,868	Vanguard Short-Term Investment Grade Fund (Cost $1,500,000)		1,493,107

SHORT TERM INVESTMENTS		6.03%

Money Market Funds
2,047,845	Fifth Third Institutional Money Market - 0.1%* (Cost $2,047,845)		2,047,845

Total Investments - (Cost $46,692,512)		99.38%	$33,759,651

OTHER ASSETS IN EXCESS OF LIABILITIES		0.62%	211,066

Net Assets		100.00%	$33,970,717

(a)  The Issuer has the right to redeem the Bonds on any quarterly anniversary of the issue date, in whole or in part, without premium or penalty.  The Issuer does not have the right to extend the terms of the offering.  The Bonds are generally considered to be illiquid due to the limited, if any, secondary market.

(b)  The Mortgagee has the right to prepay the Loans at any time.  The Loans are generally considered to be illiquid due to the limited, if any, secondary market.  The Fund participates in the principal and interest payments from the Mortgagee with the California Baptist Foundation's Church Loan Fund.  See Note 3.

(c) Represents non-income producing security.

(d)  Security is in default or is delinquent on interest or principal payments.  As a result, further action towards the issuer is being taken by the trustee on behalf of bondholders, in the form of a demand letter, foreclosure, forbearance, liquidation of the underlying collateral or bankruptcy of the issuer

(e) The trustee of the issuer has completed restructuring of the mortgage.
The restructured terms reduced the interest rate and/or shortened the maturity period.

* Variable rate security; the coupon rate shown represents the yield at March 31, 2013.

Capstone Church Capital Fund
Statement of Assets and Liabilities
March 31, 2013 (Unaudited)

Assets:
Investments in Securities, at Fair Value (Cost $46,692,512)	$ 33,759,651

Interest and dividends receivable	333,115
Total Assets	34,092,766

Liabilities:
Accrued Management Fees (Note 4)	12,941
Accrued Administrative Fees (Note 4)	2,157
Accrued Service Fees (Note 4)	4,314
Accrued Compliance Fees (Note 4)	6,139
Accrued Legal and Professional Fees	96,498

Total Liabilities	122,049
Net Assets	$ 33,970,717

Net Assets Consist of:
Paid In Capital	$ 48,199,880
Distributions in Excess of Accumulated Undistributed Net Investment Income	(490,251)
Accumulated Realized Loss on Investments	(806,051)
Unrealized Depreciation in Fair Value of Investments	(12,932,861)
Net Assets, for 1,967,506 Shares Outstanding (6,200,000 Shares Authorized)	$ 33,970,717

Net Asset Value per share ($33,970,717/1,967,506 shares)	$ 17.27
Maximum offering price per share (Net Asset Value per share/.9675) (Note 1)	$ 17.85

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Statement of Operations
For the six months ended March 31, 2013 (Unaudited)

Investment Income:
Interest	$ 1,036,823
Dividends	8,545
Total Investment Income	1,045,368

Expenses:
Advisory Fees (Note 4)	75,328
Audit Fees	39,317
Service Fees (Note 4)	41,966
Legal Fees	337,928
Interest Expense	17,885
Transfer Agent and Accounting Fees (Note 4)	28,882

Miscellaneous Fees	37,612
Printing and Mailing Fees	18,200
Compliance Fees (Note 4)	11,954
Administrative Fees (Note 4)	12,555
Registration Fees	10,998
Trustees' Retainer and Meeting Expenses	9,100
Custody Fees	4,322
Insurance Expense	3,105
Total Expenses	649,152
Voluntary Expense Waiver from the Distributor (Note 4)	(16,857)
Net Expenses	632,295

Net Investment Income	413,073

Realized and Unrealized (Loss) on Investments:
Realized Loss on Investments	(420,595)
Net Change in Unrealized Appreciation on Investments	1,437,747
Realized and Unrealized Gain on Investments	1,017,152

Net Increase in Net Assets Resulting from Operations	$ 1,430,225

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Statement of Cash Flows
For the period ended March 31, 2013

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ 1,430,225
Adjustments to reconcile net decrease in net assets from
operations to net cash provided by operating activities:
Proceeds from disposition of long-term investment securities	5,896,383
Purchase of long- term investment securities	(3,752,296)
Sale of short-term investments, net	(905,807)
Decrease in Prepaid Expenses	9,000
Decrease in Interest Receivable	(29,772)
Decrease in Accrued Expenses	(43,458)
Unrealized appreciation on investments	(1,437,747)
Realized loss from investments	420,595
Net cash provided by operating activities	$ 1,587,123

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	$ 2,383
Repayment of note payable	(1,200,000)
Distributions paid in cash	(389,506)

Net cash provided by (used for) financing activities	(1,587,123)

Net increase/(decrease) in cash	$ -

Cash (excluding short-term investments):
Beginning balance	-
Ending balance	$ -

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends of $139,594.

Interest paid during the period ended March 31, 2013 amounted to $17,885

The accompanying notes are an integral part of these financial statements

Capstone Church Capital Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2013		9/30/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008

Net Asset Value, at Beginning of Year (a)	$ 16.81		$ 20.94	$ 22.02	$ 23.59	$ 23.84	$ 23.98

Income From Investment Operations:
Net Investment Income (b)	0.21		0.45	0.86	1.15	1.33	1.43
Net Gain/(Loss) on Securities (Realized and Unrealized)	0.52		(4.12)	(1.00)	(1.51)	(0.21)	(0.09)
Total from Investment Operations	0.73		(3.67)	(0.14)	(0.36)	1.12	1.34

Distributions:
Net Investment Income	(0.27)		(0.46)	(0.94)	(1.21)	(1.35)	(1.48)
Return of capital	-		-	-	-	(0.02)	-
Total from Distributions	(0.27)		(0.46)	(0.94)	(1.21)	(1.37)	(1.48)

Repurchase Fees	-		-	-	-	-	-

Net Asset Value, at End of Year (a)	$ 17.27		$ 16.81	$ 20.94	$ 22.02	$ 23.59	$ 23.84

Market Value (c)	$ -		$ -	$ -	$ -	$ -	$ -

Total Return (d)	4.37%		(17.85)%	(0.68)%	(1.72)%	4.84%	5.75%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 33,971		$ 32,928	$ 45,214	$ 49,217	$ 57,207	$ 48,504
Before Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	3.88%	(e)	2.10%	1.92%	1.14%	1.17%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.37%	(e)	2.22%	3.88%	4.83%	5.45%	5.77%
After Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	3.78%	(e)	2.00%	1.82%	1.06%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	2.47%	(e)	2.32%	3.98%	4.91%	5.62%	5.99%
Portfolio Turnover	11.87%		0.00%	0.00%	0.00%	4.19%	17.74%
Average Short-term Borrowing Outstanding	$ 421,978		$ 752,877	$ 1,163,836	$ 0	$ 0	$ 0
Weighted Average Fund Shares Outstanding (Thousands)	1,964		2,056	2,144	N/A	N/A	N/A
Average Short-term Borrowing Outstanding Per Share	$ 0.21		$ 0.37	$ 0.54	N/A	N/A	N/A
Asset Coverage	N/A		2844%	3868%	N/A	N/A	N/A

(a) Price does not include sales charge.
(b) Amount calculated based on average shares outstanding throughout the year.
(c) There is no established secondary market for the Fund's shares.

(d) Total return is computed assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges and repurchase fees.  Dividends are assumed to be reinvested at the Fund's net asset value.

Pursuant to a waiver by the Fund's distributor, from December 7, 2006 through January 28, 2009, no sales charge is applicable to sales of Fund shares.
A maximum sales charge of up to 1.50%, unless waived or reduced, was applicable to sales of Fund shares beginning January 29, 2009.
Effective August 1, 2010, the maximum sales charge of up to 3.25%, unless waived or reduced, was applicable to sales of Fund shares.
(e) Annualized

N/A Not applicable

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2013 (UNAUDITED)

(1)

ORGANIZATION

The Capstone Church Capital Fund (the "Fund") is a non-diversified closed-end management investment company. The Fund was organized as a Delaware statutory trust in October 2004, and is registered with the Securities and Exchange Commission (“SEC”).  The Fund’s principal business is managing its assets invested primarily in mortgage bonds and mortgage loan obligations issued by churches and other Christian non-profit organizations that have a stated Christian mission (“Borrowers”). Church mortgage bonds are corporate debt securities issued by U.S. local churches, denominations and associations, educational institutions, and other Christian mission related organizations for purposes including construction, purchase or refinancing of existing real property.  Church mortgage loans are obligations of Borrowers issued for various purposes, including construction, property purchases or refinancing of existing real property.  The Fund may invest up to 20% of its net assets plus any borrowings for investment purposes in short-term money market instruments and other non-church mortgage bond and non-church mortgage loan investments.  Investments in short-term money market instruments will reduce the Fund’s overall portfolio maturity and may reduce the Fund’s yield.

Effective January 24, 2013, the Fund was closed to new share sales.  Currently, there is no established secondary market for the Fund’s shares nor is one expected to develop.  Pursuant to a fundamental policy, in effect through October 2010, the Fund made an offer each calendar quarter to repurchase, at net asset value, a portion of its outstanding shares.  The percentage of the outstanding shares subject to repurchase was set quarterly by the Board of Trustees and was no less than 5% and no more than 25% of the Fund’s outstanding shares.   The deadline for submitting repurchase requests was 4:00PM Eastern Time on the last business day of each calendar quarter, unless shareholders were otherwise notified.  The Fund’s net asset value for the repurchase offer was computed no more than 14 days after the repurchase request deadline.  On November 29, 2010, the Fund received shareholder approval to modify this fundamental policy to make such repurchase offers annually, in September.  Pursuant to further shareholder approval, effective as of September 30, 2011, the deadline for submitting repurchase requests is 4:00 PM Eastern Time on the last business day of August of each year.  The percentage of the outstanding shares subject to repurchase is set annually by the Board of Trustees and will be no less than 5% and no more than 25% of the Fund’s outstanding shares.  The Fund’s net asset value for the repurchase offer is computed no more than 14 days after the repurchase deadline.  See Note 5.

(2)

INVESTMENT OBJECTIVE:

The Fund’s investment objective is to provide a high level of current income.  Its investments are primarily in church mortgage bonds and church mortgage loans.

(3)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.  The following summarizes the significant accounting policies of the Fund.

Security Valuation

The Fund’s investments in church mortgage bonds and church mortgage loans are generally considered to be illiquid due to the limited, if any, secondary market for these bonds. In the absence of such secondary market, the Fund values investments in church mortgage bonds on the basis of readily available market quotations, if available. Lacking such quotations, the Fund values such bonds using a pricing service when such prices are believed to reflect fair value.  Bonds and mortgage loans with no readily available market quotations or pricing service valuations are fair valued using policies approved by and under the general oversight of the Board of Trustees.

In determining fair value, all relevant qualitative and quantitative factors available are considered.  These factors are subject to change over time and are reviewed periodically.  Capstone Asset Management Company’s (“CAMCO” or “Adviser”) fair valuation process is reviewed and refined by the Adviser’s internal Valuation Committee no less than monthly and is subject to quarterly review and approval from the Fund’s Board of Trustees.

For performing bonds in which there is an available valuation published by an independent pricing service, the inputs are developed using various valuation methodologies such as matrix pricing, broker quotations and market transactions.  Inputs may include price information, specific and broad credit data, corporate yield curves, yields of new issue church bonds, information related to principal and interest payments, as well as other factors.  Inputs used by the pricing service may not be considered observable and may be considered proprietary.

When the price from an independent pricing service is unavailable, the Adviser’s internal Valuation Committee will use the Market or Income Approach, whichever is appropriate.

Fair value may be determined using a matrix formula (Market Approach) that derives a price based on relevant factors, including principal amount, interest rate, term, credit quality and spreads determined under a church bond benchmark yield curve.  The Adviser constructs and maintains a church bond benchmark yield curve based on new issue church bonds meeting the Fund’s investment requirements.  The Adviser obtains credit research and analysis from various industry sources, including an underwriter of church mortgage bonds.  The Market Approach is sensitive to changes in the yield of new church bond issues and the discount rate applied to the matrix.  A reduced yield causes the price to decrease.  An increased discount rate causes the price to decrease.

When the bond issue becomes delinquent on sinking fund payments or when significant principal or balloon payments are due within the next 3 years, it is the judgment of the Adviser that the credit quality of the issuer may be impacted.  Pursuant to fair value procedures adopted by the Fund’s Board of Trustees, the Adviser will determine an adjustment to the matrix price.   The relevant inputs that the Adviser may consider in establishing the fair value include, but would not be limited to:

-

the general conditions in the church bond market and the overall financial market

-

the transaction price of any recent sales or purchases of the security

-

the transaction price, maturity and yield-to-maturity of any other fixed income security of the issuer

-

the estimated value of the underlying collateral

-

the issuer’s payment history, including the consideration of default on interest payments and/or delinquency of sinking fund payments; as well as conditions for accrual of interest and consideration of the collectability of accrued interest

In addition, the fair value procedures have specific provisions for treatment of defaulted bonds.  When it becomes more than a remote possibility that foreclosure proceedings are probable, the Adviser will take an Income Approach to the valuation of the securities.  The relevant inputs that the Adviser may consider in using the Income Approach to determine a fair value include, but would not be limited to:

-

any current independent appraisal values

-

any current listing price

-

index adjusted appraisal values based on published real estate sources

-

estimated costs associated with the disposition of the property

~~-~~

risk adjusted discount rate

~~-~~

estimated time to sell in years

-

     probability of foreclosure

The Income Approach is sensitive to changes in appraisal value, costs associated with the disposition of property, discount rates, estimated time to sell and the probability of foreclosure.  An increase in an appraisal value causes the fair value to increase, conversely a decrease in an appraisal value causes fair value to decrease.  Such movements in the appraised value would be deemed to have the most significant impact on fair value under the Income Approach.  An increase in costs associated with disposition of property, discount rates, estimated time to sell and the probability of foreclosure cause the fair value to decrease.  A decrease to the aforementioned types of changes cause the fair value to increase.

Similar methods are used to value church mortgage loans held by the Fund.  Additionally, the Fund’s investments in church mortgage loans represent participations in the principal and interest payments from the Mortgagee with the California Baptist Foundation’s Church Loan Fund (“Loan Fund”).The trustee of the investments held by the Loan Fund (including the participations in church mortgage loans with the Fund) is actively seeking to liquidate and/or restructure all of the Loan Fund’s investments.  In determining the fair value of the church mortgage loans, the Adviser also considered the potential results of the trustee’s actions, including restructuring, refinance, acceleration of payments or other liquidation of property collateralizing the church mortgage loans.

Because of the inherent uncertainty of valuations determined by utilizing the above procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material. The estimated fair values may also be influenced by various market trends and can fluctuate significantly.  As a result, it is reasonably possible that management’s estimate of fair value may have significant changes in the near term.

U.S. Treasury Obligations held in the Fund’s portfolio may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.  In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day.  Short-term obligations held by the Fund that mature in 60 days or less are valued at the amortized cost if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more that 60 days, unless in each case this is determined not to represent fair value.  Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.  Investments in money market funds are generally priced at the money market funds ending Net Asset Value (“NAV”).

In determining fair value, the Fund uses various valuation approaches.  GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Other significant observable inputs, including, but not limited to, quoted prices in markets that are not active, quoted prices for similar securities, interest rates, prepayment speeds and credit risks.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table presents information about the Fund’s assets measured at fair value as of March 31, 2013:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2013
Church Mortgage Bonds	$ -	$ -	$ 25,703,326	$ 25,703,326
Church Mortgage Loans	-	-	4,515,373	4,515,373
Open-End Mutual Fund	1,493,107	-	-	1,493,107
Short Term Investments	2,047,845	-	-	2,047,845
	$ 3,540,952	$ -	$ 30,218,699	$ 33,759,651

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. There were no transfers between levels during the six months ended March 31, 2013.

See the Schedule of Investments for state classification of church mortgage bonds and loans.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Church Mortgage Bonds	Church Mortgage Loans	Total
Balance as of 9/30/2012	$ 28,777,931	$ 4,049,318	$ 32,827,249
Accrued Accretion/(Amortization)	8,460	-	8,460
Change in Unrealized Appreciation/(Depreciation)	953,485	491,155	1,444,640
Realized Gain/(Loss)	(431,624)	-	(431,624)
Gross Sales and Paydowns	(4,357,222)	(25,100)	(4,382,322)
Gross Purchases	752,296	-	752,296
Transfers In/(Out) of Level 3	-	-	-
Balance as of 3/31/2013	$ 25,703,326	$ 4,515,373	$ 30,218,699

The total change in unrealized appreciation/(depreciation) for the six months ended March 31, 2013 included in the Statement of Operations attributable to Level 3 investments still held at March 31, 2013, includes:

Change in Unrealized
Appreciation/(Depreciation)
Church Mortgage Bonds	$ 953,485
Church Mortgage Loans	491,155
Open-End Mutual Fund	(6,893)
Total	$ 1,437,747

The following is a summary of quantitative information about significant unobservable valuation inputs approved by a committee in accordance with procedures adopted by the Board for Level 3 Fair Value Measurements for investments held at March 31, 2013:

	Fair Value		Unobservable
Type of Assets	at March 31, 2013	Valuation Techniques	Input(s)	Range

Church Mortgage Bonds and Loans	$16,990,678	Income Approach	Disposition costs	10% - 41%
			Discount rate	3.4% - 6.5%
			Time to sell	1 - 3 years

Church Mortgage Bonds	$996,247	Market Approach	New issue bond yield	5.6% - 7.6%
			Discount	.50 basis points

Total	$17,986,925

Security Transactions and Investment Income

For financial reporting purposes, portfolio security transactions are recorded on the trade date.  Net realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis.  Debt obligations are placed in a non-accrual status and related interest income reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process. The treatment of such accruals and receivables may be different for federal income tax purposes.

Purchases and sales of investment securities (excluding short-term investments, U.S. government and U.S. government agency securities) aggregated $3,752,296 and $5,896,383, respectively, for the six months ended March 31, 2013.

Dividends and Distributions

Effective October 1, 2010, dividends are declared and paid quarterly.  Distributions from net realized capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund.  These book and tax accounting differences primarily relate to the tax recognition of interest income which is different from book interest income.  This differential between book and tax results in a required increase in distributions from net investment income.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and accordingly will generally not be subject to federal and state income taxes or federal excise taxes to the extent that the Fund intends to make sufficient distributions of net investment income and net realized capital gains.  For the six months ended March 31, 2013, the Fund qualified under the provisions and accordingly, no provision for federal income tax has been made.

As of and during six months ended March 31, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations.  During the six months ended March 31, 2013, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for tax years ending September 30, 2009 and after.  For all open tax years, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.

 (4)

INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

CAMCO, a wholly-owned subsidiary of Capstone Financial Services, Inc. (“CFS”), serves as investment adviser to the Fund under an advisory agreement that was effective January 12, 2012.  CAMCO provides investment advisory and administrative services to other investment companies, pension and profit-sharing accounts, corporations and individuals.  Subject to the authority of the Board of Trustees, the Adviser provides the Fund with continuous investment advisory services in accordance with an investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund.  As compensation for its services as investment adviser, the Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated daily at the annual rate of 0.45% on the first $500 million of the Fund’s average daily net assets.  The rate declines to 0.40% on the next $500 million, and to 0.375% on average daily net assets in excess of $1.0 billion.  For the six months ended March 31, 2013, the Fund incurred advisory fees of $75,328.

CFS Consulting Services, LLC (“CCS”), an affiliate of CAMCO and a wholly owned subsidiary of CFS, serves as administrator for the Fund under an agreement that took effect January 12, 2012.  For its services as administrator, CCS receives a monthly fee from the Fund calculated at the annual rate of 0.075% on the first $500 million of the Fund's average daily net assets.  The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.  For the six months ended March 31, 2013, the Fund incurred total administrative fees of $12,555.

CCS, pursuant to a Compliance Services Agreement, provided certain compliance services for the Fund and the Board, including the services of the Chief Compliance Officer (“CCO”) for the Fund.  For these services the Fund pays CCS a monthly fee at the annual rate of 0.025% of average daily net assets for compliance services other than the compensation of the CCO. In addition, the CCO compensation is paid monthly at an annual rate of $21,000.  For the six months ended March 31, 2013, the Fund incurred compliance service and CCO fees of $11,954.

Capstone Asset Planning Company (“CAPCO” or “ Distributor”), an affiliate of CAMCO and a wholly-owned subsidiary of CFS, acts as the principal underwriter of the Fund’s shares pursuant to a written agreement with the Fund ("Distribution Agreement").  The Distributor has the exclusive right to distribute shares of the Fund through unaffiliated dealers.  The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public.  The Distributor is not obligated to sell any stated number of shares. During the six months ended March 31, 2013, the distributor did not receive sales charges.  As noted earlier, the Fund is currently closed to new share sales.  A maximum sales charge of 1.50% was applicable to the sale of Fund shares from January 29, 2009 through July 31, 2010.  From August 1, 2010 through September 30, 2012, a maximum sales charge of 3.25% was applicable to the sale of Fund shares.  Sales charges were waived for qualified fee-based financial advisors and non-profit organizations that have a stated Christian mission and that invested at least $50,000 in the Fund.

The Fund has adopted a Service Plan (the "Plan") which permits the Fund to compensate the Distributor for services and expenses incurred in connection with providing services to the Fund’s shareholders.  These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various shareholder services for the Fund.  These services include, among other things, payments to employees or agents of the Distributor who assist in or support the provision of shareholder services, processing new shareholder account applications, preparing and transmitting to the Fund’s Transfer Agent information on transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.  The Plan provides that payments will be made to the Distributor at an annual rate of 0.25% of the average daily net assets of the Fund.  Out of its compensation and subject to applicable regulatory requirements, the Distributor may make reallowances to Service Organizations, the amount of such reallowances to be based on the average daily net asset value of shares of the Fund held by shareholders for whom the Service Organization provides services.  Any remaining amounts not so allocated will be retained by the Distributor. During the six months ended March 31, 2013, fees accrued under the Plan were $41,966 of which $16,857 was voluntarily waived by the Distributor.

Certain officers and one Trustee of the Fund are also officers of CFS, CAMCO, CAPCO and CCS.

Mutual Shareholder Services, LLC (“MSS”) serves as the Fund’s transfer agent and fund accountant.  Under the terms of the Shareholder Servicing Agreement, MSS will be paid annual per account fees.  Under the terms of the Accounting Agreement, MSS is entitled to a monthly fee calculated at the annual rate of $30,500 on average net assets up to $50 million in addition to fees related to transfer agency services and certain other out of pocket expenses.  For the six months ended March 31, 2013, the Fund incurred transfer agent and accounting fees and expenses of $28,882.

(5)

REPURCHASE OFFERS

Pursuant to the Fund’s fundamental policy (Note 1), the Board of Trustees has authorized the Fund to offer to repurchase 5% of its outstanding shares on August 30, 2013.  In accordance with SEC guidelines, the Fund’s Board of Trustees can authorize an additional 2% of the shares outstanding if tendered shares exceed the offered amount.

There were no repurchases during the six months ended March 31, 2013.

The Fund will, under normal circumstances, price such shares that are repurchased in connection with a repurchase offer at the Fund’s net asset value (“NAV”) determined after the close of business not more than 14 calendar days following the Repurchase Request Deadline (or on the next business day if the fourteenth day is not a business day).  Applicable regulations provide that a repurchase offer may be suspended only under limited specified circumstances.   .

(6)

FEDERAL INCOME TAXES

As of September 30, 2012, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of Investments	$49,294,218
Gross unrealized appreciation	$10,056
Gross unrealized depreciation	(15,323,495)
Net unrealized depreciation	(15,313,439)
Undistributed ordinary income	261,757
Undistributed Realized Long Term Capital Gain/(Loss)	(67,939)
Total distributable earnings	$(15,119,621)

As of September 30, 2012, the difference between total distributable earnings on a book basis and tax basis is due primarily to timing differences in recognizing certain organizational expenses related to the commencement of operations, differing treatment for the recognition of interest income, and post-October loss deferral of $317,517.

As of September 30, 2012, the Fund had a capital loss carryforward totaling $67,939.  Of that amount $1,899 expires on September 30, 2016, and $1,240 expires on September 30, 2017, and both are treated as short-term capital losses.  The remaining $64,800 has no expiration and is treated as long-term capital losses.

The tax character of distributions paid for six months ended March 31, 2013 was as follows:

Ordinary income	$ 529,100

The tax character of distributions paid for year ended September 30, 2012 was as follows:

Ordinary income	$ 944,038

(7)

SIGNIFICANT RISKS

Concentration Risk. Because the Fund invests principally in church-related obligations that are collateralized by interests in real property, it can be adversely affected by negative developments impacting church-related institutions, as well as by negative developments impacting real property generally. Such developments could include changes in tax or zoning laws, changes in government policies toward church-related institutions, and interest rate and other general economic changes, as well as changes affecting particular neighborhoods.

Church Mortgage Bonds and Loans. There is less readily available, reliable information about most church mortgage bonds and church mortgage loans than is the case for many other types of securities. In addition, there is no nationally recognized independent rating organization that evaluates or provides ratings for church mortgage bonds or church mortgage loans or for borrowers.

Illiquidity. Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. As a result, church mortgage bonds and church mortgage loans are generally illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The fact that a substantial portion of the Fund's assets will generally be invested in church mortgage bonds and church mortgage loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and sales of these investments could result in capital losses to the Fund and a decline in the value of shares. An economic downturn, adverse developments affecting real estate or churches, or a substantial increase or decrease in interest rates would adversely affect the value of the Fund's portfolio instruments, and thus of its shares, and would further limit the ability of the Fund to dispose of portfolio securities. Illiquid securities are also difficult to value, meaning that the Fund's calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale. See Note 10.

Risk of Subordination. Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Borrower Credit Risk. Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loan results in a reduction in income to the Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a decrease in the Fund's net asset value per share. The risk of default increases in the event of an economic downturn, adverse developments affecting real estate or churches, or a substantial increase in interest rates.

In the event of bankruptcy of a particular issuer, the trustee with respect to a particular obligation may have discretion as to whether to liquidate the underlying collateral unless requested by the holders of a specified percentage of the outstanding unpaid principal amount of the obligation. There is no assurance that the trustee will decide to liquidate, or that the Fund will, alone, satisfy any applicable percentage test to require liquidation. There is also no assurance that the court will give the trustee the full benefit of its senior positions. In the event the trustee decides, or is required, to liquidate the collateral for a church mortgage bond or church mortgage loan, there is no assurance that a buyer will be found or that the sale of the collateral would raise enough cash to satisfy the borrower's payment obligation. If the terms of a church mortgage bond or church mortgage loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the church mortgage bond or church mortgage loan.

General Credit Risk.  The Fund’s investments in church mortgage bonds and church mortgage loans and other securities may have speculative characteristics and changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments relative to obligations deemed of higher quality.

Interest Rate and Maturity Risk. When interest rates fall, the values of already-issued fixed income securities generally increase. The Fund expects that its church mortgage bonds and loans will generally have stated maturities ranging from 15 to 30 years, with an average stated maturity of approximately 20 years, although prepayments will reduce the average maturity. The Fund may also invest in other debt obligations with maturities of approximately from one to fifteen years.  Investors should be aware that the longer the maturity of a fixed rate instrument, the greater the risk. Risks include a greater risk of borrower or issuer default and greater risk that interest rates will rise, which will negatively impact the value of the Fund's portfolio investments and the Fund's shares. Due to the illiquidity of the church mortgage bond and church mortgage loan markets, the Fund may be limited in its ability to turn over its investments to obtain instruments with more attractive rates of return.

Non-Diversified Status. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including obligations of a single borrower and thus is likely to have more of its assets invested in fewer issuers than if it were operated as a diversified investment company. The Fund does intend, however, to satisfy tax diversification requirements necessary to enable it to be taxed as a regulated investment company.

Cash Investment Risk. Under normal market conditions, the Fund may invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in high-quality short-term debt securities, including money market funds, and open-end bond investment companies, and may invest up to 100% of its assets in such instruments for temporary defensive purposes.  Under applicable regulatory requirements, the Fund also, for specified periods, is required to maintain liquid assets sufficient to satisfy its repurchase offers. (See ‘Share Repurchases,” below.) Such liquid investments are likely to include such short-term debt securities. These instruments are normally lower yielding than the Fund's Church Securities investments and may reduce the Fund's yield and overall portfolio maturity.  Additionally, if the Fund’s cash flow from Share sales and payments on Fund portfolio securities is insufficient to replenish its cash reserves to the extent required by applicable regulations to satisfy its repurchase obligations, it will be forced to borrow funds or seek regulatory or other solutions that may increase Fund expenses.  See also, "Investment in Other Investment Companies".

Real Estate Risk.  Because the Fund’s Church Securities are backed by real estate, these investments are vulnerable to factors that affect the particular real estate and the local and national real estate markets.  These factors include changes in local or national economic or employment conditions, which factors have negatively affected the value of the Fund’s Church Securities since 2009.  Other factors affecting the value of real estate investments include, but are not limited to, changes in interest rates or in zoning or tax laws, overbuilding, environmental problems, maintenance problems, operating costs and population changes.  Such factors affect not only the value of the collateral backing the Borrowers’ obligations, but also the ability of Borrowers to raise cash to meet these obligations by selling real estate.  Property tax liens would also affect the availability of cash to pay other creditors in the event of a sale of the real estate, through foreclosure or otherwise.  Furthermore, in the case of Church Securities, the property backing the securities may have limited suitability for other purpose

Prepayment Risk. The current average stated maturity of the Fund’s Church Securities is 15.2years.  In the event of prepayments, in a lower or falling interest rate environment, the Fund would be required to reinvest the prepayment proceeds in lower-yielding obligations

Valuation Risk.  Because of the inherent uncertainty of valuations of Church Securities determined by utilizing the Fund’s procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material.

Discount Risk. There is no active trading market for Fund Shares. Therefore, a shareholder who wishes to sell his or her Shares and does not wish to participate in, or wait for, an annual repurchase offer, or is not successful in having those Shares repurchased in an annual repurchase offer, will have difficulty selling the Shares in the secondary market and there is a significant risk that any such sale would be at a significant discount from the net asset value of the Shares.

Investment in Other Investment Companies. The Fund may invest in shares of other investment companies ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to the Adviser will not be proportionally reduced.

(8)

LOAN AGREEMENT

Effective July 15, 2011, the Fund renewed a $1,200,000 loan agreement with Foundation Capital Resources, Inc. with interest at an annual rate of 8.0%.  The weighted average interest rate was 8.0%. The loan matured on July 15, 2012. Effective July 15, 2012, the Fund renewed the $1,200,000 loan. The loan renewal called for semi-annual principal reductions of $600,000, plus monthly interest payments on the outstanding balance.  The loan was due on July 15, 2013 and was repaid on December 3, 2012. The Fund paid fees of $20,778 in connection with the loan renewal.  During the period ended March 31, 2013, the weighted average interest rate was 8.0% and the average borrowings were $421,978.

(9)

CONTINGENCIES AND COMMITMENTS

Under the Fund’s organizational documents its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

(10)      OTHER MATTERS

The Financial Industry Regulatory Authority (“FINRA”) has requested certain information related to the Fund for the time period June 1, 2008 to the present.  The Fund is cooperating fully and has responded to the inquiry.

The Securities and Exchange Commission (“SEC”) has issued a subpoena requesting certain documents/information from the Fund.  The Fund is cooperating fully with this request and is in the process of complying with the subpoena.

Neither FINRA nor the SEC have made any allegations of wrongdoing.  Management believes it has complied with all regulations and is cooperating with the inquiries.  The outcome of these inquiries cannot be determined by management.

Expenses are being incurred by the Fund in connection with these investigations, which impact the Fund’s Net Asset Value.  Fund management believes that a portion of these and future expenses may be recouped from certain insurance policies.

As disclosed in the preceding footnotes, the Fund has certain obligations in the upcoming year, including the repurchase of shares from Fund shareholders in accordance with the Fund’s annual repurchase offer, requiring specific timely payments.  These obligations, along with the cash flow required to continue operation of the Fund, require the Fund to be able to timely liquidate certain holdings, or enter into borrowings, in order to meet these obligations. Management of the Fund believes that at this time the Fund has sufficient liquidity to satisfy its obligations for at least the next 18 months.

CAPSTONE CHURCH CAPITAL FUND

GENERAL INFORMATION

March 31, 2013 (Unaudited)

PROXY VOTING GUIDELINES

Because the securities in which the Fund invests do not have voting rights, the Fund does not have proxy voting guidelines.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-262-6631.  The portfolio holdings are also available at www.capstonechurchcapitalfund.com.

DISCUSSION OF REVIEW AND APPROVAL OF  ADVISORY CONTRACT FOR CAPSTONE CHURCH CAPITAL FUND

At its meeting held February 13, 2013, the Board of Trustees (“Board”) of Capstone Church Capital Fund (“Fund”) conducted its review of the investment advisory contract between the Fund and Capstone Asset Management Company (“CAMCO”).  No changes were proposed to the contract and its continuation was approved unanimously by the full Board and by the independent trustees.

Prior to the meeting, the Board had received extensive information on CAMCO’s business activities; the investment advisory, administrative, compliance and customer account services provided by CAMCO and its affiliates to the Fund; the fees paid for these services; the staff performing these services; the Fund’s performance history; the Fund’s portfolio management process, brokerage and soft dollar practices; various Fund expenses; various regulatory, compliance and shareholder relations matters; a report on CAMCO’s profitability with respect to the Fund; and other information designed to inform the Board of any ancillary benefits received by CAMCO and its affiliates from their relationship with the Fund.

In connection with the Board’s review, Mr. Edward Jaroski, President of CAMCO and of the Fund updated the Board about CAMCO’s business, including CAMCO’s assets under management, additions to its staff and certain functional rearrangements within the organization.  In their separate meeting with Fund counsel, the Fund’s independent Trustees reviewed with counsel their responsibilities in considering the renewal of the Fund’s investment advisory contract.  They noted that the Fund’s advisory fees were moderate relative to those of funds deemed to be comparable to the Fund in terms of having a Christian religious orientation, although none of such other funds is directly comparable in terms of structure and investment focus.  The independent Trustees acknowledged the serious difficulties of managing the Fund during the economic turmoil of recent years that had particularly affected real-estate-related investments such as those held by the Fund.  They also recognized that these conditions had significantly increased the demands placed on CAMCO’s staff and resources.  The independent Trustees indicated their appreciation for the diligence with which CAMCO and its staff were endeavoring to manage the Fund in the best interests of shareholders during this difficult period.  They also particularly noted that CAMCO was investigating and pursuing reasonable options and seeking to find solutions that would be in the best interests of the Fund’s shareholders.  After a full discussion of these matters, the independent Trustees unanimously determined to approve the continuation of the Fund’s investment advisory agreement.  Their approval was followed by unanimous approval of the agreement by the full Board of Trustees.

CAPSTONE CHURCH CAPITAL FUND

TRUSTEES AND EXECUTIVE OFFICERS

MARCH 31, 2013 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the Trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by the Trustees and their affiliations, if any, with Capstone Asset Management Company ("Adviser") and Capstone Asset Planning Company (the "Distributor").

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Interested Trustee

Edward L. Jaroski * 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 66	Trustee, President & Chairman of the Board	From 2004	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company, CFS Consulting Services, LLC and Capstone Financial Services, Inc.; President, CEO and Director of Capstone Financial Solutions, LLC from November 2008-December 2012; President, CEO and Director of Roger H. Jenswold & Company, Inc. from March 2010- 2012.	6	Committee Member Theater Under the Stars

Independent Trustees

John R. Parker 541 Shaw Hill Road Stowe, VT 05672 Age: 67	Trustee	From 2004	Self-employed Investor Consultant	6	None

James F. Leary 15851 N. Dallas Parkway Suite 500 Addison, TX 75001 Age: 83	Trustee	From 2004	Financial Consultant; Managing Director of Benefit Capital Southwest	6	Director-Highland Funds Group; Director-Homeowners of America Insurance Company since 2006.

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 54	Trustee	From 2004	CEO/President of Freedom Stores, Inc.	6	None

John M. Briggs, CPA 435 Williams Road Wynnewood, PA 19096-1632 Age: 63	Trustee	From 2005	CPA, Treasurer, former Treasurer of Susan G. Komen Breast Cancer Foundation from 2005 – 2011.	6	Director-Healthcare Services Group, Inc. since 1992.
William H. Herrmann, Jr. P.O. Box 6 Bryn Athyn, PA 19009 Age: 66	Trustee	From 2011	Herrmann & Associates, Financial Services	6	None
Executive Officers

Mel Cody 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 58	Sr. Vice President	From 2012

Sr. Vice President  of Capstone Asset Management Company (2009- present);    Co-Chairman, CCO, CFO & Portfolio Manager/Analyst  of Roger H. Jenswold & Company, Inc. (2005 – 2012).  Officer of other Capstone Funds.

				N/A	None

John R Wolf

2700 W. Sam Houston

Parkway South

Houston , TX 77042

Age:51

Claude C. Cody, IV

3700 W. Sam Houston

Parkway South

Houston, TX 77072

Age: 61

Scott Wynant

3700 W Sam Houston Pkwy S

Suite #250

Houston, TX 77042

Age: 58

	Sr. Vice President Sr. Vice President Executive Vice President	From 2004 From 2010 From 2008

Sr. Vice President/Portfolio Manager of Capstone Asset Management Company and Sr. Vice President of CFS Consulting Services, LLC.

Sr. Vice President of Capstone Asset Management Company (2009 – present); Co-Chairman & Portfolio Manager/Analyst of Roger H Jenswold & Company, Inc. (2005- 2012). Officer of other Capstone Funds.

Executive Vice President of Capstone Asset Management Company, CFS Consulting Services, LLC and Capstone Financial Services, Inc.(2009 – present); Sr. Vice President of Capstone Financial Solutions, LLC from November 2008-Decemeber 2012; Sr. Vice President of Roger H. Jenswold & Company, Inc. from March 2010- 2012. Officer of other Capstone Funds

				N/A N/A N/A	None None Northwest University Foundation (Investment Committee Member) and Christian Investment Forum (Board Member)

Richard A. Nunn 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 67	Sr. Vice President and Chief Compliance Officer	From 2004

Sr. Vice President and  Chief Compliance Officer of Capstone Asset Management Company; Sr. Vice President of Capstone Financial Services, Inc.;  Sr. Vice President, Chief Compliance Officer and Secretary of Capstone Financial Solutions, LLC from November 2008 – December 2012; Secretary of CFS Consulting Services, LLC from November 2008-Present; Sr. Vice President,  Chief Compliance Officer and Secretary of Roger H. Jenswold & Company, Inc. from March 2010- 2012; Officer of other Capstone Funds; MGL Consulting Corporation, independent consultants, Vice President Regulatory Affairs, 2000-Present; Richard A. Nunn, CPA, Business Consulting.

				N/A	Director-Brazos Presbyterian Homes (as of January 2013)

Kimberly Wallis McLaney 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 46	Asst. Vice President Compliance; and Asst. Secretary	From 2004

Asst. Vice President Compliance and Assistant Secretary of Capstone Asset Management Company and Capstone Financial Services, Inc.; Sr. Vice President Compliance, Chief Compliance Officer and Secretary of Capstone Asset Planning Company, Asst. Vice President Compliance and Asst. Secretary of Capstone Financial Solutions, LLC from November 2008 – December 2012; Asst. Vice President Compliance and Asst. Secretary Roger H. Jenswold & Company, Inc. from March 2010 –2012; Officer of other Capstone Funds.

				N/A	None

Carla Homer 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 54	Treasurer, Vice President and Principal Financial Accounting Officer	From 2004

Vice President of Capstone Asset Management Company, Capstone Asset Planning Company, Capstone Financial Services, Inc. and CFS Consulting Services, LLC; Treasurer of Capstone Asset Management Company, Capstone Asset Planning Company, Capstone Financial Services, Inc. and Capstone Financial Solutions, from November 2008 – December 2012; Treasurer of Roger H. Jenswold & Company, Inc. from March 2010- 2012; Officer of other Capstone Funds.

				N/A	None

*

Mr. Jaroski is an "interested person" of the Capstone Church Capital Fund, as defined in the Investment Company Act of 1940, because of his position with the Adviser and Administrator and the Distributor.

**	Mr. Melley is married to the sister of Mr. Jaroski's wife.

Visit us online at
www.capstonechurchcapitalfund.com

Capstone Church Capital Fund

HOW TO GET MORE INFORMATION

Further information about the Fund is contained in:

The Statement of Additional Information ("SAI"). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

Annual and Semi-Annual Reports about the Fund describe its performance and list its portfolio securities. They also include letters from Fund management describing the Fund's strategies and discussing market conditions and trends and their implications for the Fund.

You may obtain free copies of the SAI or reports, or other information about the Fund or your account by calling 1-800-262-6631.

You may also get copies of the SAI, reports, or other information about the Fund directly from the Securities and Exchange Commission ("SEC") by:

- visiting the SEC's public reference room. (Call 1-202-942-8090 for information or email publicinfo@sec.gov).
- sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
- visiting the SEC's website — http://www.sec.gov/

The Fund's Investment Company Act File Number with the SEC is: 811-21662.

For more complete information about the Capstone Church Capital Fund, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

Capstone Asset Planning Company
3700 W. Sam Houston Parkway S., Suite 250
Houston, Texas 77042
1-800-262-6631
info@capstonechurchcapitalfund.com

Item 2. Code of Ethics.

(a) As of the end of the period covered by the contained in Item 1 of this Form N-CSR, the registrant has adopted a code of ethics (“Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

This code of ethics is included as an exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant's Board of Trustees has determined that the Registrant has at least one Audit Committee Financial Expert serving on its Audit Committee.

3(a)(2) The Audit Committee Financial Expert is John Briggs, who is "Independent" for purposes of this item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Proxy Voting Policies and Procedures

Capstone Asset Management Co.

Proxy Voting Policies and Procedures

Adopted:    March 1, l994

Revised:    May 1, 1999

Further Revised:  June 30, 2003

Further Amended:  July 8, 2004

Amended:  October 1, 2010

I.

Statement of Policy

It is the policy of Capstone Asset Management Company ("CAMCO") to vote proxies on securities held by its clients for which CAMCO exercises voting authority, including CAMCO's registered investment company clients, ("Clients") in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with CAMCO's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").  CAMCO has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which CAMCO has voting authority, directly or indirectly.  Indirect voting authority exists where CAMCO's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority.  The Boards of Directors/Trustees of investment companies ("Funds") for which CAMCO acts as investment adviser, and for which CAMCO has discretionary authority to vote proxies, have directed CAMCO to follow these Procedures in voting proxies for the Funds.

II.

Limitations on Policy

a.

Client Instructions or Restrictions - CAMCO's exercise of voting rights for Client securities is subject to any applicable implementable instructions or restrictions that may be imposed by a particular Client, from time to time.  In such a case, CAMCO may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b.

Securities on Loan - CAMCO may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote.  Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances.  As examples, CAMCO may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

III.

Conflicts of Interest

If CAMCO determines that voting proxies with respect to a particular security would involve a material conflict between the interests of CAMCO and its affiliates, on the one hand, and those of one or more Clients, on the other, CAMCO will choose one of the following options:

o

Cause the proxies to be "echo voted" -- i.e., in the same proportion as the votes of non-Client holders of the particular security;

o

Refer the voting decision to the Client;

o

Obtain from the Client an acknowledgement and waiver of the conflict to permit CAMCO to vote the proxies in accordance with the policies described in Appendix A.

IV.

Administration

a.

Obtaining Proxy Statements.  CAMCO will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner.  A list of accounts for which CAMCO is required to vote proxies will be maintained.  Periodically a comparison will be performed between proxies received and those proxies required to be voted by CAMCO.  Any discrepancies will be resolved promptly.

b.

Disclosure.  CAMCO will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes.  In particular, CAMCO will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from CAMCO about particular proxy votes.

c.

Records.   CAMCO will make, maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements.

d.

Proxy Voting Responsibility.  .

CAMCO has appointed the Chief Investment Officer, or his designee, to be the Proxy Officer responsible for proxy voting (see Appendix B).  The Proxy Officer’s responsibility is to do the following:

o

Supervise the proxy voting process, including the identification  of material conflicts of  interest involving the Adviser and the proxy voting process in respect of securities owned by or on behalf of such clients;

o

Determine how to vote proxies relating to issues not covered by these guidelines; and

o

Determine when the Adviser may deviate from these guidelines.

e.

Compliance Responsibility.  CAMCO has designated the Chief Compliance Officer, or his designee, to monitor compliance with these Procedures and with applicable regulatory requirements.  One or more proxy assistants will be appointed by CAMCO to assist the Chief Investment Officer with his responsibilities.  The proxy assistant may vote on his behalf the routine items as set forth below.

f.

Review of Procedures.  CAMCO will review these Procedures from time to time to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A.  Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees.  If we vote against management, the reasons for this decision will be kept in CAMCO's records.

B.  Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.  Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D.  Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.  Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F.  Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

G.  Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H.  Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the perview of management.

II. Proxy Contests

A.  Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

o

long-term financial performance of the target company relative to its industry

o

management's track record

o

background to the proxy contest

o

qualifications of director nominees (both slates)

o

evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met

o

stock ownership positions.

B.  Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

o

We will generally vote for the selection of auditors.  If we vote against the selection of auditors, the reasons for this decision will be kept in CAMCO's records.

o

We vote for shareholder proposals that prohibit the audit firm from providing consulting services.

o

We examine on a case-by-case basis, proposals to limit the term of successive engagements of any one audit firm.

IV. Proxy Contest Defenses

A.  Board Structure:  Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.  Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.  Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D.  Shareholder Ability to Call Special Meetings

Proposals allowing shareholders to call special meetings are evaluated on a case by case basis.

We generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.  Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F.  Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.  Tender Offer Defenses

A.  Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B.  Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.  Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D.  Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E.  Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A.  Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B.  Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes or preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C.  Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D.  Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

G.  Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights.  In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.  Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

o

Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?

o

Change in Control -- Will the transaction result in a change of control of the company?

o

Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.  Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having a high payout sensitivity to increases in shareholder value.

A.  Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B.  Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C.  Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D.  401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A.  Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.  Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X.  Mergers and Corporate Restructurings

A.  Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

o	anticipated financial and operating benefits;
o	offer price (cost vs. premium).

B.  Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.  Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.  Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.  Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F.  Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.  Changing Corporate Name

We generally vote for changing the corporate name.  If we vote against the proposed change, the reasons will be noted in CAMCO's records.

XI. Mutual Fund Proxies

A.  Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B.  Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C.  Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.  Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

APPENDIX B

1.  Proxy Officers

     Mel Cody

     John Wolf, designee

    Proxy Assistant

     Linda Edney

2.  Individual Responsible for Monitoring Procedure Compliance

     Richard Nunn

     Kimberly Wallis-McLaney, designee

PROXY VOTING -- ADDENDUM

We generally vote routine proxies for management's proposals.  If we vote against management, CAMCO will keep a record of the reasons for such votes.

Routine issues include:

o	Re-election of board members
o	Name changes
o	Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research.  We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes.  If we vote otherwise than in accordance with our guidelines, the reasons will be noted in CAMCO's records.

Non-routine issues include:

o	Acquisitions
o	Mergers
o	Spin-offs
o	Significant changes in the By-Laws, Articles of Incorporation, etc.
o	Anti-takeover provisions, poison pills
o	Rights offerings
o	Measure in authorized shares of common or preferred stock

Item 8.  Portfolio Manager of Closed-End Funds.

The portfolio manager is Claude C Cody.  Claude Cody began his investment career in 1976 as a securities analyst for American General Insurance Company in Houston.  Later he was promoted to portfolio manager in the equity department.  After American General, Mr. Cody managed fixed income and equity portfolios for a variety of financial institutions that included pension funds, savings institutions, insurance companies and mutual funds.  Most recently, he was a Senior Portfolio Manager at AIM Management and was responsible for the AIM Balanced Fund.  Mr. Cody joined Capstone Asset Management Company as a Senior Vice President in 2009 and became a co-lead portfolio manager of the Fund on January 28, 2010.  Effective August 1, 2010, Mr. Cody became the Fund’s sole portfolio manager.

The numbers of registered investment company accounts and private accounts, and assets in each category, managed by the portfolio manager as of September 30, 2010 is indicated in the following table. The portfolio manager referenced in the table below does not manage any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Registered Investment Companies	Assets under management (in millions)	Number of Private Accounts	Assets under management (in millions)	Total Assets (in millions)

Claude C. Cody	2	$187,438,000	63	$51,010,316	$238,448,316

None of the accounts managed by the portfolio manager has a performance fee-based investment advisory fee. The compensation of the portfolio manager is derived  75% from base salary and 25% from CAMCO's profit sharing plan. The portfolio manager participates in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.

 Ownership of Securities:

The following table shows the dollar range of shares of the Fund owned by the Portfolio Manager as of March 31, 2011, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Claude C. Cody	$0

(b)                                 Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

The Code of Ethics Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPSTONE CHURCH CAPITAL FUND

By /s/Edward L. Jaroski

   Edward L. Jaroski

   President

Date June 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Edward L. Jaroski

   Edward L. Jaroski

   President

Date June 3, 2011

By /s/Carla Homer

   Carla Homer

   Treasurer

Date June 4, 2013